                                                            EXHIBIT 99(16)(xiii)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL: DEVELOPING MARKETS FUND
                                 CLASS A SHARES


    The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the GT Global Developing Markets Fund Series of the Registrant.


                              STANDARDIZED RETURN

Time period covered: June 30, 1996 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,147.80 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

Calculation:  $1,000        =    1,147.80
              (T+1)(1)
              (T+1)(1)      =    (1,147.80/$1,000)
              T+1           =    (1,147.80/$1,000)(1)
              T             =    (1,147.80/$1,000)(1) - 1
              T             =    0.1478

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1992 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: P(1+T)to the power of n = VOA
P = initial investment ($1,000)
T = average annual total return
n = number of years (1,266/365 = 3.47)
VOA = ending value of account ($1,114.20 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

Calculation:  $1,000        =    1,114.20
              (T+1)(3.47)
              (T+1)(3.47)   =    (1,114.20/$1,000)
              T+1           =    (1,114.20/$1,000)(0.29)
              T             =    (1,114.20/$1,000)(0.29) - 1
              T             =    0.0317

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: T = (VOA/P)-1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,114.20 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

Calculation:  T             =    (1,114.20/$1,000)-1
              T             =    0.1142

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1987 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = $1,000
T = average annual total return
n = number of years (10)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL: DEVELOPING MARKETS FUND
                                 CLASS A SHARES


    The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the GT Global Developing Markets Fund Series of the Registrant.


                            NON-STANDARDIZED RETURN

Time period covered: June 30, 1996 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1,205.00 which does not take sales charge into account)

Calculation:  $1,000        =    1,205.00
              (T+1)(1)
              (T+1)(1)      =    (1,205.00/$1,000)
              T+1           =    (1,205.00/$1,000)(1)
              T             =    (1,205.00/$1,000)(1) - 1
              T             =    0.2050

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1992 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: P(1+T)to the power of n = VOA
P = initial investment ($1,000)
T = average annual total return
n = number of years (1,266/365 = 3.47)
VOA = ending value of account ($1,169.80 which does not take sales charge into account)

Calculation:  $1,000        =    1,169.80
              (T+1)(3.47)
              (T+1)(3.47)   =    (1,169.80/$1,000)
              T+1           =    (1,169.80/$1,000)(0.29)
              T             =    (1,169.80/$1,000)(0.29) - 1
              T             =    0.0463

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: T = (VOA/P)-1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,169.80 which does not take sales charge into account)

Calculation:  T             =    (1,169.80/$1,000)-1
              T             =    0.1698

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1987 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = $1,000
T = average annual total return
n = number of years (10)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL: DEVELOPING MARKETS FUND
                                 CLASS B SHARES


    The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the GT Global Developing Markets Fund Series of the Registrant.


                            NON-STANDARDIZED RETURN

Time period covered: June 30, 1996 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1,205.00 which does not take sales charge into account)

Calculation:  $1,000        =    1,205.00
              (T+1)(1)
              (T+1)(1)      =    (1,205.00/$1,000)
              T+1           =    (1,205.00/$1,000)(1)
              T             =    (1,205.00/$1,000)(1) - 1
              T             =    0.2050

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1992 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: P(1+T)to the power of n = VOA
P = initial investment ($1,000)
T = average annual total return
n = number of years (1,266/365 = 3.47)
VOA = ending value of account ($1,169.80 which does not take sales charge into account)

Calculation:  $1,000        =    1,169.80
              (T+1)(3.47)
              (T+1)(3.47)   =    (1,169.80/$1,000)
              T+1           =    (1,169.80/$1,000)(0.29)
              T             =    (1,169.80/$1,000)(0.29) - 1
              T             =    0.0463

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: T = (VOA/P)-1
P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1,169.80 which does not take sales charge into account)

Calculation:  T             =    (1,169.80/$1,000)-1
              T             =    0.1698

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1987 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = $1,000
T = average annual total return
n = number of years (10)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL: DEVELOPING MARKETS FUND
                                 CLASS B SHARES


    The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the GT Global Developing Markets Fund Series of the Registrant.


                              STANDARDIZED RETURN

Time period covered: June 30, 1996 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeemable value ($1,155.00 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the beginning of the period)

Calculation:  $1,000        =    1,155.00
              (T+1)(1)
              (T+1)(1)      =    (1,155.00/$1,000)
              T+1           =    (1,155.00/$1,000)(1)
              T             =    (1,155.00/$1,000)(1) - 1
              T             =    0.1550

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1992 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: P(1+T)to the power of n = VOA
P = initial investment ($1,000)
T = average annual total return
n = number of years (1,266/365 = 3.47)

VOA = ending value of account ($1,139.80 which assumes deduction of the maximum
      3.00% sales charge on a $1,000 investment at the end of the period)


Calculation:  $1,000        =    1,139.80
              (T+1)(3.47)
              (T+1)(3.47)   =    (1,139.80/$1,000)
              T+1           =    (1,139.80/$1,000)(0.29)
              T             =    (1,139.80/$1,000)(0.29) - 1
              T             =    .0385

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997
Formula: T = (VOA/P)-1
P = initial investment ($1,000)
T = aggregate total return

VOA = ending value of account ($1,139.80 which assumes deduction of the maximum
      3.00% sales charge on a $1,000 investment at the end of the period)


Calculation:  T             =    (1,139.80/$1,000)-1
              T             =    0.1398

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Time period covered: June 30, 1987 - June 30, 1997
Formula: P(1+T)to the power of n = ERV
P = $1,000
T = average annual total return
n = number of years (10)
Calculation: N/A
             N/A
             N/A
             N/A
             N/A

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GT GLOBAL: DEVELOPING MARKETS FUND
                                CLASS ADV SHARES



    The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the GT Global Developing Markets Fund Series of the Registrant.



                              STANDARDIZED RETURN



Time period covered: June 30, 1996 - June 30, 1997


Formula: P(1+T)to the power of n = ERV


P = initial investment ($1,000)


T = average annual total return


n = number of years (1)


ERV =ending redeeming value ($1,205.00, Class Adv shares have no sales charge)



Calculation:  $1,000        =    1,205.00
              (T+1)(1)
              (T+1)(1)      =    (1,205.00/$1,000)
              T+1           =    (1,205.00/$1,000)(1)
              T             =    (1,205.00/$1,000)(1) - 1
              T             =    0.2050


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Time period covered: June 30, 1992 - June 30, 1997


Formula: P(1+T)to the power of n = ERV


P = initial investment ($1,000)


T = average annual total return


n = number of years (5)


Calculation:N/A


            N/A


            N/A


            N/A


            N/A


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997


Formula: P(1+T)to the power of n = VOA


P = initial investment ($1,000)


T = average annual total return


n = number of years (1,266/365 = 3.47)


VOA =ending value of account ($1,169.80, Class Adv shares have no sales charge)



Calculation:  $1,000        =    1,169.80
              (T+1)(3.47)
              (T+1)(3.47)   =    (1,169.80/$1,000)
              T+1           =    (1,169.80/$1,000)(0.29)
              T             =    (1,169.80/$1,000)(0.29) - 1
              T             =    0.0463


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Time period covered: January 11, 1994 (commencement of operations) - June 30,
1997


Formula: T = (VOA/P)-1


P = initial investment ($1,000)


T = aggregate total return


VOA =ending value of account ($1,169.80, Class Adv shares have no sales charge)



Calculation:  T             =    (1,169.80/$1,000)-1
              T             =    0.1698


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Time period covered: June 30, 1987 - June 30, 1997


Formula: P(1+T)to the power of n = ERV


P = $1,000


T = average annual total return


n = number of years (10)


Calculation:N/A


            N/A


            N/A


            N/A


            N/A